UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2013

Biozoom, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53678	26-0370478
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Biozoom, Inc.

5348 Vegas Drive, # 239,

Las Vegas, Nevada 89108

(Address of principal executive offices)

408-605-1572

(Registrant’s telephone number, including area code)

Entertainment Art, Inc.

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 11, 2013, Biozoom, Inc. f/k/a Entertainment Art, Inc. (the “Registrant”) filed Articles of Merger with the Nevada Secretary of State pursuant to the Nevada Revised Statutes (92A.180) to change its name from “Entertainment Art, Inc.” to “Biozoom, Inc.” (the “Name Change”).  The effectiveness of the Name Change was subject to approval by the Financial Industry Regulatory Authority (“FINRA”).  The Registrant submitted an Issuer Company-Related Action Notification Form to FINRA regarding the Name Change and changing its ticker symbol to “BIZM” (the “Symbol Change”).  FINRA granted approval of the Name Change and Symbol Change effective April 1, 2013.   In connection with the Name Change and Symbol Change, the Registrant’s CUSIP No. changed from 29382K102 to 09072T100.

Item 9.01.  Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

3.1	Articles of Merger filed with the Nevada Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2013	BIOZOOM, INC. F/K/A ENTERTAINMENT ART, INC.

	By:	/s/ Hardy Hoheisel Name: Hardy Hoheisel Title: Chief Executive Officer